SECOND AMENDMENT TO FORBEARANCE AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 12, 2019, is entered into by and among AEROCENTURY CORP., a Delaware corporation (“Borrower”), the Guarantors (defined below), the Lenders (defined below) and MUFG UNION BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Agent”), with reference to the following facts:

RECITALS

A.           Borrower, JetFleet Holding Corp., a California corporation (“Holding Guarantor”), and JetFleet Management Corp., a California corporation (“Management Guarantor” and together with Holding Guarantor, collectively the “Guarantors”), on the one hand, and Agent and the lenders (collectively, the “Lenders”) under that certain Third Amended and Restated Credit Agreement dated as of February 19, 2019 (as amended by that First Amendment of Forbearance Agreement and First Amendment to Credit Agreement dated as of November 13, 2019 (the “First Amendment”) and that Second Amendment to Credit Agreement and Consent for Sale of Collateral dated as of November 26, 2019 (the “Second Amendment”), and as may be further amended, extended, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), on the other hand, are parties to that certain Forbearance Agreement dated as of October 28, 2019, as amended pursuant to the First Amendment (as may be further amended, extended, renewed, supplemented or otherwise modified from time to time, the “Forbearance Agreement”).

B.           Pursuant to the Forbearance Agreement, (i) Agent and the Lenders agreed to temporarily forbear solely during the Forbearance Period from exercising the Enforcement Actions as a result of the occurrence and continuance of the Specified Defaults described on Exhibit A to the Forbearance Agreement and (ii) MUFG Bank, Ltd. (“MUFG LTD”) agreed to temporarily forbear from exercising Termination Rights as a result of such Specified Defaults.

C.           On November 27, 2019, Borrower delivered to Agent that certain Compliance Certificate covering the Fiscal Quarter ending September 30, 2019 (“Q3 Compliance Certificate”), which disclosed violation of several financial covenants (“Q3 Events of Default”). The Q3 Events of Default include the following Events of Default that are Specified Defaults: Borrower’s failure to maintain for the third Fiscal Quarter of 2019 (i) Minimum Recourse Debt Interest Coverage Ratio of at least 2.25x as required by Section 6.15.4 of the Credit Agreement, (ii) Minimum Recourse Debt Service Coverage Ratio of at least1.05x as required by Section 6.15.5 of the Credit Agreement, and (iii) no net loss as required by Section 6.15.7 of the Credit Agreement. In addition to the foregoing, the Q3 Events of Default include the following additional Events of Default (collectively, the “New Events of Default”): Borrower’s failure to maintain for the third Fiscal Quarter of 2019: (a) Interest Coverage Ratio of at least 2.25x as required by Section 6.15.2 of the Credit Agreement, (b) Debt Service Coverage Ratio of at least 1.05x as required by Section 6.15.3 of the Credit Agreement, and (c) Minimum Tangible Net Worth as required by Section 6.15.6 of the Credit Agreement.

D.           Each New Event of Default constitutes a Forbearance Termination Event, thereby causing the occurrence of a Forbearance Termination Date on November 27, 2019. On December 3, 2019, Agent delivered to Borrower and Guarantors a notice of default and reservation of rights letter providing notice of the occurrence of the Forbearance Termination Date and reservation of the respective rights and remedies of Agent, the Lenders and MUFG LTD, which notice is acknowledged by Borrower and Guarantors as proper and valid.

E.           Pursuant to that certain Temporary Waiver and Consent dated as of December 4, 2019 (the “Temporary Waiver”), the Lenders agreed to temporarily waive the Specified Defaults and New Events of Default and MUFG LTD temporarily waive any event of default that may arise under the Swap Contracts (defined in the Forbearance Agreement) as a result of the Specified Defaults and New Events of Default (the “Swap Default”), solely in order for the Lenders to consider Borrower’s request for approval of the November 27 Budget for the purposes of making disbursements from the Restricted Account for the week ending December 6th, all as set forth and subject to the terms of the Temporary Waiver.

F.           Borrower and Guarantors have requested that (i) Agent and the Lenders (a) waive the Forbearance Termination Events occurring as a result of the New Events of Default, agree to continue forbear from exercising Enforcement Actions with respect to the Specified Defaults, New Events of Defaults and any Event of Default under Section 9.1.18 of the Credit Agreement that may arise from the Swap Default and, in conjunction therewith, temporarily waive compliance with certain requirements in the Credit Agreement to permit the reborrowing of LIBOR Loans during the Forbearance Period, (b) consent to the sale of the Collateral consisting of one SAAB-SCANIA model SAAB 340B aircraft bearing manufacturer’s serial number 340B-454 (“454 Aircraft”) and two General Electric model CT7-9B aircraft engines bearing manufacturer’s serial numbers 785715 and 785784 (together, the “454 Engines” and, collectively with the 454 Aircraft, the “454 Collateral”), (c) permit the disbursement from the Restricted Account to cover Borrower’s Liquidity Needs for the week ending December 13th as identified on Borrower’s Cash Flow Budget delivered to Lenders on November 27, 2019 (the “November 27 Budget”), and (d) amend the Credit Agreement in certain respects, and (ii) MUFG LTD continue to temporarily forbear from exercising Termination Rights with respect to the Swap Default.

G.           Agent, the Lenders and MUFG LTD are willing to do so on the terms and conditions set forth in this Amendment. MUFG LTD is entering into this Amendment with respect to Sections 4(a) through (d) below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Incorporation of Recitals. Each of the above Recitals is incorporated herein as true and correct in all material respects and is relied upon by Agent and the Lenders in agreeing to the terms of this Amendment.

2. Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Forbearance Agreement and/or Credit Agreement, as applicable.

3. Acknowledgments. Borrower and Guarantors each restates and reaffirms the acknowledgments each made in Section 3 of the Forbearance Agreement as of the Amendment Effective Date as such term is defined in Section 10 hereof. Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, the other Loan Documents and all rights of Agent and the Lenders and all obligations of Borrower and the Guarantors thereunder, remain in full force and effect.

4. Forbearance; Temporary Waiver.

(a) Waiver of Forbearance Termination Events. The Lenders and MUFG LTD hereby waive the Forbearance Termination Events occurring under the Forbearance Agreement as a result of the New Events of Defaults and any Event of Default under Section 9.1.18 of the Credit Agreement that may arise from the Swap Default.

(b) Specified Defaults. The Specified Defaults under the Forbearance Agreement shall hereby include the New Events of Default and any Event of Default under Section 9.1.18 of the Credit Agreement that may arise from the Swap Default and the term “Specified Defaults” in the Forbearance Agreement and Exhibit A thereto are hereby each modified to include the New Events of Default and the Event of Default under Section 9.1.18 of the Credit Agreement with respect to the Swap Default.

(c) Forbearance Period. Section 4(a)(i) of the Forbearance Agreement is hereby amended to read as follows:

“(i)
11:59 p.m. (New York City time) on January 14, 2020;”

(d) Temporary Waiver. The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, subject to the terms and conditions of the Forbearance Agreement (as amended hereby) and as long as a Forbearance Termination Event has not then occurred, Agent and the Lenders hereby agree to temporarily waive compliance with the following requirements of the Credit Agreement for the reborrowing of LIBOR Loans: (i) the requirement of Section 2.1.1 of the Credit Agreement that Loans shall be made as Base Rate Loans if a Default or Event of Default has occurred and is continuing, and (ii) the requirements of Section 2.1.4(b) of the Credit Agreement that (1) no Default or Event of Default shall then exist and be continuing on the date of such reborrowing and (2) that Borrower provide two (2) Business Days’ notice prior to the date of such reborrowing (such requirements in the forgoing clauses (i) and (ii) are referred to collectively herein as the “Reborrowing Requirements”). For clarity, the purpose of this temporary waiver of the Reborrowing Requirements is solely to permit the reborrowing (i.e., rollover) of outstanding LIBOR Loans and not for the extension for any new Loans (and Borrower acknowledges its covenant under the Forbearance Agreement to not request borrowing of new Loans). Each Obligor hereby acknowledges and agrees each of the Specified Default (as such term is amended hereby) exists as of the date hereof and will continue to exist after the Amendment Effective Date.

(e) Limited Effect of Waiver. The waiver set forth in Section 4(d) above shall be limited precisely as written and shall not be deemed (a) to be a waiver of any other term or condition of the Credit Agreement or the other Loan Documents, (b) to be a waiver of any Default or Event of Default (including, without limitation, the Specified Defaults, as such term is amended hereby), (c) to prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents, nor shall the entering into this Amendment or the Forbearance Agreement (as amended hereby) preclude agent or the Lenders from refusing to enter into any further waivers or amendments with respect to the Credit Agreement or any other Loan Document, (d) to be a consent to any future waiver under the Credit Agreement or the other Loan Documents, or (e) to constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.

(f) Extension of Cure Deadline. Borrower acknowledges that there exists a Borrowing Base Deficiency that constitutes a Default (“Borrowing Base Default”) and will constitute an Event of Default if not cured by January 13, 2020 (the “Deficiency Cure Deadline”). It is hereby confirmed that the Borrowing Base Default is a Specified Default under the Forbearance Agreement as amended hereby. Notwithstanding the provisions of the Credit Agreement or any other Loan Documents, the Deficiency Cure Deadline is hereby extended to February 12, 2020. For the avoidance of doubt, the failure to cure the Borrowing Deficiency Default by the Deficiency Deadline as extended hereby shall constitute an immediate Event of Default under the Credit Agreement.

(g) Interest Rate Increase. From and after the Amendment Effective Date, all LIBOR Loans under the Credit Agreement shall bear interest at the Applicable LIBOR Rate in effect after giving effect to the amendments to the Credit Agreement described below (which interest rate shall remain in effect notwithstanding any occurrence of a Forbearance Termination Date).

5. Amendments to Forbearance Agreement.

(a) Section 5 of the Forbearance Agreement titled “Covenants” is hereby amended by adding the following paragraphs immediately below paragraph (c) thereof:

(d)
Lenders’ Consultant. Each Obligor acknowledges that Agent and the Lenders are entitled under the Credit Agreement to retain (or cause Agent’s counsel to retain) at Borrower’s costs a financial advisor or consultant (“Lenders’ Consultant”) to review, analyze and make recommendations with respect to, Obligor’s historical and projected financial and operating performance, liquidity, financial statements, any proposed sale, financial restructuring or other strategic alternatives and any other matter relating to Obligors and the Collateral. Borrower shall pay or reimburse Agent and the Lenders upon demand for the fees, costs and expenses of Lenders’ Consultant. Each Obligor hereby agrees to (i) provide Lender's Consultant reasonable access during normal business hours to the offices, properties, officers, employees, accountants, auditors, counsel and other representatives, books and records of Obligors, and (ii) furnish to Lenders’ Consultant such financial, operating and property related data and other information as Lenders’ Consultant reasonably requests. Each Obligor hereby (1) agrees and acknowledges that all of Lenders’ Consultant's analyses, conclusions, reports and other work product are confidential and covered by the attorney-work product privilege and the common interest privilege and, consequently, are exempt from disclosure to any Obligor or any other Person, (2) acknowledges and agrees that Agent, the Lenders and Lenders’ Consultant may use and share, without liability, among themselves and their respective advisors, attorneys, consultants, accounts, and agents information regarding such Obligor, the Collateral, the Credit Facility and the Loan Documents, including, without limitation, personally identifiable information and data, financial information, projections, lessee information, and (3) waives any rights or claims with respect to such use or sharing, including regarding financial privacy and data protection laws and regulations.

(e)
Lender Update. Borrower agrees to make available, on as frequently as a bi-weekly basis, senior management of Borrower and, at Borrower’s option or upon request of Agent, Borrower’s financial advisor or other advisors for meetings or conference calls with Agent and the Lenders (and their representatives and consultants), at such dates and times to be provided by Agent upon reasonable notice. The purpose of such meetings will be to discuss the status of the financial, collateral, and operational condition, businesses, liabilities, assets, and prospects of Borrower and the Collateral, any sale, refinance or other strategic transaction efforts. Borrower and Guarantors shall promptly provide copies of all non-privileged non-confidential written materials provided to, or produced by, Borrower or Guarantors in connection with any sale, refinance, other strategic transaction efforts (including, without limitation, any letters of intent, confidentiality agreements, draft purchase documents, commitment letters, and correspondence to or from any Governmental Authority) and material third party reports relating to the financial, collateral, or operational performance of Borrower and the Collateral or any other non-privileged non-confidential written material as Agent may reasonably request from time to time. Without limiting the foregoing, Borrower agrees to notify Agent immediately upon either Borrower becoming aware of any material change or development relating to any sale or refinance efforts or to the financial, collateral, or operational condition, businesses, assets, liabilities, or prospects of Borrower or the Collateral.

(f)
Collateral Report. Borrower shall deliver to the Lenders, on a bi-weekly basis beginning on December 30, 2019, a detailed report containing the following information, satisfactory to the Lenders, regarding the aircraft and engines that are part of the Collateral (the “Collateral Report”): (i) the base location of the Collateral Covered thereby and the country in which each aircraft is registered and the countries to which it is flown by its Lessee, (ii) whether such Collateral is on Lease, (iii) if it is on Lease, whether there is a default under such Lease and, if there is such a default, a description of the default and Borrower’s intended action with respect thereto, and (iv)  with respect to aircraft bearing manufacturer’s serial numbers 15128, 15207, 15215, an accounting of the ongoing expenses for storage, insurance and similar expenses for such Collateral, the date and time of any visits by or on behalf of Borrower to monitor such Collateral and the name of the person(s) undertaking such visits (beginning with the most recent visit made as of the date hereof and continuing for any visits made thereafter), and an update with respect to the marketing process of such aircraft.

(g)
Restricted Account. Each Obligor hereby acknowledges the establishment of the restricted account, bearing account number XXXXX00046 (“Restricted Account”), with MUFG Union Bank, N.A., in its capacity as depository bank as set forth in the Second Amendment and recognizes Agent’s control over the disposition of funds in the Restricted Account. Borrower agrees to comply with Sections 8 (Restricted Account) and 9 (Cash Flow Budgets Review; Disbursement) of the Second Amendment.

(h)
Excess Proceeds. Borrower covenants and agrees that Borrower shall immediately use any Excess Proceeds Borrower receives from the disposition of the Excluded Assets to repay the Loans.

6. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

(a) The following definition is hereby added to Section 1.1 in alphabetical order:

“Base Rate Cash Margin” means a per annum rate of interest equal to 2.75%.

“LIBOR Cash Margin” means a per annum rate of interest equal to 6.00%.

“PIK Margin” means a per annum rate of interest equal to 2.50%.

(b) The following terms and their respective definitions set forth in Section 1.1 of the Credit Agreement shall be deleted and replaced with the following:

“Applicable Base Rate Margin” means, for any period, the sum of (a) the Base Rate Cash Margin for such period and (b) the PIK Margin for such Period.

“Applicable LIBOR Margin” means, for any period, the sum of (a) the LIBOR Cash Margin for such period and (b) the PIK Margin for such period.

(c) The term “Pricing Leverage” and its definition set forth in Section 1.1 of the Credit Agreement shall be deleted and the reference to such term in second paragraph of the form Compliance Certificate attached as Exhibit C to the Credit Agreement, along with first numbered paragraph of the form Compliance Certificate, is hereby deleted.

(d) Sections 2.1.4(a)(i) and (b) are hereby amended to delete “and in an integral multiple of $100,000.00” where they appear in such Sections. The form of Borrowing Notice attached as Exhibit B to the Credit Agreement is amended to delete such sentence from its footnote number 1.

(e) Section 2.2.1(a) of the Credit Agreement is amended by adding the following at the end thereof:

Notwithstanding the foregoing, in lieu of cash payment, interest accruing on such Base Rate Loan at the PIK Margin shall be due and payable in-kind on the payment date thereof by being capitalized and added to the outstanding principal balance of such Base Rate Loan on such date (after which time such capitalized interest shall no longer be treated as accrued and unpaid interest but instead shall be treated as a portion of the outstanding principal balance of the Base Rate Loans and bear interest in accordance with this Agreement for all purposes).

(f) Section 2.2.1(b) of the Credit Agreement is amended by adding the following at the end thereof:

Notwithstanding the foregoing, in lieu of cash payment, interest accruing on such LIBOR Loan at the PIK Margin shall be due and payable in-kind on each Payment Date by being capitalized and added to the outstanding principal balance of such LIBOR Loan on such date (after which time such capitalized interest shall no longer be treated as accrued and unpaid interest but instead shall be treated as a portion of the outstanding principal balance of the LIBOR Loans and bear interest in accordance with this Agreement for all purposes).

(g) Section 2.2.1(c) of the Credit Agreement shall be deleted and replaced with the following:

(c)
Reserved.

(h) Section 2.6.3 of the Credit Agreement is amended by deleting and replacing second sentence thereof with the following:

Unless the Requisite Lenders otherwise agree in writing, upon (i) the sale of any Collateral for a sale price that exceeds $200,000.00 or (ii) the receipt of proceeds in excess of $200,000.00 from any recovery under any applicable insurance policies (or otherwise) in connection with an Event of Loss, Borrower shall repay immediately all or such portion of the Loans in an amount equal to the proceeds from such sale or recovery.

(i) Section 3.3.3 of the Credit Agreement is amended as follows:

3.3.3
For the purposes of allowing Agent to conduct a Field Examination, Borrower shall, with respect to each owned, leased, or controlled property or facility, during normal business hours: (1) provide access to such facility or property to Agent and any of its officers, employees and Agent, as frequently as Agent determines to be appropriate; (2) permit Agent and any of its officers, employees and Agent to inspect, audit and make extracts from all of Borrower’s books and records; and (3) subject to the Lessee’s rights under any Lease, permit Agent to inspect, review, evaluate and make physical verifications and appraisals of any Equipment and other Collateral in any manner and through any medium that Agent considers advisable, and Borrower shall provide to Agent, at Borrower’s cost and expense, such clerical and other assistance as may be requested with regard thereto. Borrower shall make available to Agent and its counsel, as quickly as practicable under the circumstances, originals or copies of all of Borrower’s books and records and any other instruments and documents which Agent may request. Borrower shall deliver any document or instrument necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person that maintains records for Borrower. Agent shall be entitled to cause a Field Examination to be completed at times and as often as it deems necessary in its sole discretion. Borrower shall reimburse Agent upon demand for the expense of such Field Examinations whether the examination is performed by Agent or a third party approved by Agent. Borrower’s obligation to reimburse Agent for the costs of such Field Examinations shall not exceed $20,000 per year. At all times, it is understood and agreed by Borrower that all expenses in connection with any such Field Examination which may be incurred by Borrower, any officers and employees thereof and the attorneys and independent certified public accountants therefor shall be expenses payable by Borrower and shall not be expenses of Agent or the Lenders nor part of the foregoing cap.

(j) Section 6.6 of the Credit Agreement is hereby amended and replaced with the following:

6.6
Inspection Rights. At any time during regular business hours and as often as requested, permit Agent, or any authorized employee or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Property of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of its officers, key employees or accountants. In addition, Agent shall have the right to cause a Field Examination to be completed as described in Section 3.3.3.

(k) Section 6.25 of the Credit Agreement is amended by deleting and replacing subsection (b) thereof with the following:

Except as provided in subsection (c) below, if the sale or disposition of an Excluded Asset generates funds in excess of the amount sufficient to prepay or repay the Permitted Excluded Subsidiary Financing secured by such Excluded Asset and pay the third-party costs associated with such prepayment or repayment and sale (the “Excess Proceeds”), Borrower shall immediately cause such Excess Proceeds to be used to repay the Loans.

(l) Section 12.8.2 of the Credit Agreement is amended by deleting the following sentence from clause (i) thereof:

and, provided no Default or Event of Default then exists, Borrower

7. Consent to Sale.

(a) The Lenders consent to sale of the 454 Collateral and the release of the security interests and liens granted under the Collateral Documents solely with respect to 454 Collateral. The Lenders hereby authorize Agent to enter into and deliver appropriate lien releases, filings and related instruments necessary to effectuate the terms of this Agreement and the discharge of the liens granted to Agent under the Collateral Documents with respect to the 454 Collateral, including the Credit Agreement and the Mortgage.

(b) Borrower shall cause the proceeds of the sale of the 454 Collateral in the amount of $975,000 (the “454 Sale Proceeds”) to be deposited into the Restricted Account. Borrower hereby acknowledges and agrees that the 454 Sale Proceeds and any and all funds in the Restricted Account shall be subject to Agent’s security interest, shall constitute Collateral for the Obligations and shall be subject to the terms hereof and the terms of the Credit Agreement (including Section 2.11 thereof (Application of Payments)) and of the Forbearance Agreement.

(c) Effective upon Agent’s receipt of a wire transfer confirmation number evidencing the transfer of the 454 Sale Proceeds as described in Section 7(b) above and Agent’s confirmation of receipt of such funds, and provided no Forbearance Termination Event then exists, Agent agrees to release and discharge its security interests and liens in the 454 Collateral and authorizes and consents to any filings necessary to evidence the releases pursuant to this Section 7 or the discharge of any liens thereof.

8. Disbursements. Provided no Forbearance Termination Event then exists, the Lenders hereby approve Borrower’s Cash Flow Budget prepared on December 9, 2019 for the limited purpose of making disbursements from available funds in the Restricted Account to fund Borrower’s Liquidity Needs identified in such Cash Flow Budget through the week ending December 13th and authorize Agent to make such disbursements. Notwithstanding the foregoing approval of such Cash Flow Budget, to the extent future disbursements from the Restricted Account are requested after December 13, 2019, Borrower must obtain the approval of the Lenders of a new Cash Flow Budget as set forth in Section 5(g) of the Forbearance Agreement (as amended hereby) that references the applicable provisions of the Second Amendment.

9. Representations and Warranties. Each of Borrower and Guarantors represents and warrants that (a) after giving effect to this Amendment, except for the representations and warranties which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all respects as of the Amendment Effective Date, as if made on and as of such date; (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing (other than the Specified Defaults, as such term is amended hereby); (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes a legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Loan Documents are valid and subsisting and secure Borrower’s and such Person’s obligations under the Loan Documents.

10. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) each of the following conditions shall have been satisfied or waived by Agent in its sole discretion:

(a) This Amendment. Agent shall have received this Amendment, duly executed by Borrower, Guarantors and the Lenders.

(b) No Default. Upon giving effect to this Amendment, there shall be no Default or Event of Default (other than the Specified Defaults as such term is amended hereby).

(c) Representations and Warranties. The representations and warranties in this Amendment shall be true and correct in all material respects.

(d) Prior Amendment Fee. Agent shall have received the fee due pursuant to the First Amendment in the amount of $225,000 in accordance with Section 7 thereof.

11. Forbearance Extension Fee. In consideration for the agreement of Lenders to enter into this Amendment, Borrower shall pay to Agent for the account of the Lenders a forbearance amendment fee in the amount of 100 basis points of the outstanding principal amount of the Loans (the “Amendment Fee”), which Amendment Fee shall be deemed fully earned and non-refundable for any reason whatsoever and shall be due and payable on December 16, 2019 after giving effect to the rollover of the LIBOR Loan due on such Payment Date. In lieu of cash payment, the Amendment Fee may be paid in kind by capitalizing the amount thereof and adding it to the principal amount of the Loans, whereby the principal amount of each outstanding LIBOR Loan shall thereafter increase by 100 basis points and such increase shall become part of the principal amount of such LIBOR Loan and bear interest in accordance with the Credit Agreement for all purposes.

12. General Release. Each of Borrower and Guarantors, on behalf of itself and on behalf of its Subsidiaries, successors, assigns, legal representatives and financial advisors (collectively, the “Releasing Parties”), hereby releases, acquits and forever discharges Agent, the Lenders and each of their respective past and present directors, officers, employees, agents, attorneys, affiliates, predecessors, successors, administrators and assigns (the “Released Parties”) of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever heretofore or hereafter arising from any events or occurrences, or anything done, omitted to be done, or allowed to be done by any of the Released Parties, on or before the date of execution of this Amendment, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any of the same arising from or related to anything done, omitted to be done, or allowed to be done by any of the Released Parties and in any way connected with this Amendment, the Forbearance Agreement, or any of the Loan Documents, any other credit facilities provided or not provided, any advances made or not made, or any past or present deposit or other accounts of any Releasing Party with any Released Party and the handling of the same by any Released Party, including, without limitation, the manner and timing in which items were deposited or credited thereto or funds transferred therefrom or made available to any of the Releasing Parties, the honoring or returning of any checks drawn on any account, and any other dealings between the Releasing Parties and the Released Parties (the “Released Matters”). Releasing Parties each further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the Released Matters. In furtherance of this general release, Releasing Parties each acknowledge and waive the benefits of California Civil Code Section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any other jurisdiction), which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Releasing Parties each agree that this waiver and release is an essential and material of this Amendment, and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages to or of any Releasing Parties in connection with the Released Matters. Each Releasing Party represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasing Parties each also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasing Parties each have consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and each Releasing Party executes such release voluntarily, with the intention of fully and finally extinguishing all Released Matters.

13. Miscellaneous.

(a) Breach as Event of Default; Agreement as Loan Document. It shall be an immediate Event of Default under the Credit Agreement if Obligor breaches any covenant contained herein or in the Forbearance Agreement (as amended hereby) or if any representation or warranty contained herein or in the Forbearance Agreement (as amended hereby) proves to be inaccurate or untrue in any material respect. Each of the Loan Documents shall be deemed modified so far as to be consistent with this Amendment. Except as specifically modified and amended herein, all of the terms, covenants, conditions and agreements contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any inconsistency between this Amendment and any Loan Document, the provisions of this Amendment shall control. This Amendment and the Forbearance Agreement (as amended hereby) shall each constitute a Loan Document under the Credit Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment and the Forbearance Agreement (as amended hereby).

(b) Review And Construction Of Documents. Each party hereto hereby acknowledges, and represents and warrants to the other parties hereto, that:

(i) it has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment and the Forbearance Agreement (as amended by this Amendment) with legal counsel;

(ii) it has carefully reviewed this Amendment and the Forbearance Agreement (as amended by this Amendment) and fully understands all terms and provisions of this Amendment and the Forbearance Agreement (as amended by this Amendment);

(iii) it has freely, voluntarily, knowingly, and intelligently entered into this Amendment and the Forbearance Agreement (as amended by this Amendment) of its own free will and volition;

(iv) none of the Lenders or Agent have a fiduciary relationship with any Obligor and the Obligor does not have a fiduciary relationship with Agent or the Lenders, and the relationship between the Lenders or Agent, on the one hand, and Obligor, on the other hand, is solely that of creditor and debtor; and

(v) no joint venture exists among Obligor and the Lenders or Agent.

(c) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(d) APPLICABLE LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE FORBEARANCE AGREEMENT (AS AMENDED BY THIS AMENDMENT) OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Obligor and their respective successors and assigns; provided, however, that Obligor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Revolving Commitment assigned to such Lender after such execution and delivery.

(g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

(h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(i) Expenses of Agent and Lenders. Borrower shall promptly pay all fees, costs, charges, expenses, and disbursements of Agent incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment, including all legal fees and expenses.

(j) Further Assurances. Obligor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by Agent and necessary or reasonably advisable to carry out the intents and purposes of this Amendment.

(k) Amendments. The provisions of the Forbearance Agreement (as amended by this Amendment) may be further amended or waived by an instrument in writing signed by Borrower, the Lenders and Agent, provided that an amendment limited to extending the Forbearance Period shall be effective pursuant to a writing signed by Agent, at the direction of the Requisite Lenders, and Borrower.

(l) Integration; No Oral Agreements. This Amendment, the Forbearance Agreement (as amended), the Credit Agreement, the other Loan Documents and the other written agreements, instruments, and documents entered into in connection therewith set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. There are no oral agreements among the parties hereto.

(m) THIS AMENDMENT AND THE FORBEARANCE AGREEMENT (AS AMENDED) EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THE CREDIT PARTIES’ FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES WHICH MAY ARISE AS A RESULT OF THE SPECIFIED EVENTS OF DEFAULT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

-

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

AEROCENTURY CORP.,
a Delaware corporation

By:
_________________________
Name: _________________________
Title:
_________________________

GUARANTORS:

JETLEET HOLDING CORP.,
a California corporation

By:
_________________________
Name: _________________________
Title:
_________________________

JETFLEET MANAGEMENT CORP.,
a California corporation

By:
_________________________
Name: _________________________
Title:
_________________________

-

ADMINISTRATIVE AGENT AND LENDER:

MUFG UNION BANK, N.A.

By:
_________________________

Name: _________________________

Title:
_________________________

-

MUFG LTD:

MUFG BANK, LTD.

By:
_________________________

Name: _________________________

Title:
_________________________

-

LENDER:

UMPQUA BANK

By:
_________________________
Name: _________________________
Title:
_________________________

S-7
-

LENDER:

ZIONS BANCORPORATION, N.A. (fka ZB, N.A.) dba CALIFORNIA BANK AND TRUST

By:
_________________________
Name: _________________________
Title:
_________________________

-

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:
_________________________
Name: _________________________
Title:
_________________________

-

LENDER:

COLUMBIA STATE BANK

By:
_________________________
Name: _________________________
Title:
_________________________

-